UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21496

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 Lisle, IL 60532
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios, LP
                        1001 Warrenville Road, Suite 300
                                 Lisle, IL 60532
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-241-4141

                      Date of fiscal year end: November 30

                     Date of reporting period: May 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                   (GRAPHIC)

                                   SEMI-ANNUAL
                                     REPORT

                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2008

                              MACQUARIE/FIRST TRUST
                             GLOBAL INFRASTRUCTURE/
                              UTILITIES DIVIDEND &
                                   INCOME FUND


(MACQUARIE LOGO)     (FOUR CORNERS CAPITAL MANAGEMENT LOGO)   (FIRST TRUST LOGO)

Macquarie Capital Investment
Management LLC is a member
of the Macquarie Group

TABLE OF CONTENTS

        MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND &
                               INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2008

Shareholder Letter .......................................................     1
At A Glance ..............................................................     2
Portfolio Commentary .....................................................     3
Portfolio of Investments .................................................     8
Statement of Assets and Liabilities ......................................    13
Statement of Operations ..................................................    14
Statements of Changes in Net Assets ......................................    15
Statement of Cash Flows ..................................................    16
Financial Highlights .....................................................    17
Notes to Financial Statements ............................................    18
Additional Information ...................................................    24

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

     This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Macquarie Capital Investment Management LLC ("Macquarie" or "MCIML") and/or Four Corners Capital Management, LLC ("Four Corners") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

     Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund" or "MFD") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of First Trust and/or MCIML and/or Four Corners and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

     There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

     Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

     This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

     By reading the portfolio commentary by Jon Fitch and Justin Lannen, Co-Portfolio Managers of the Core Component of the Fund and Michael P. McAdams and Robert I. Bernstein, Co-Portfolio Managers of the Senior Loan Component of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

     It is important to keep in mind that the opinions expressed by MCIML and Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, this report and other regulatory filings.

     MCIML, FOUR CORNERS, AND THE FUND ARE NOT DEPOSIT TAKING INSTITUTIONS FOR THE PURPOSES OF THE BANKING ACT 1959 (COMMONWEALTH OF AUSTRALIA) AND THEIR OBLIGATIONS DO NOT REPRESENT DEPOSITS OR OTHER LIABILITIES OF MACQUARIE BANK LIMITED ABN 46 008 583 542. MACQUARIE BANK LIMITED DOES NOT GUARANTEE OR OTHERWISE PROVIDE ASSURANCE IN RESPECT OF THE OBLIGATIONS OF MCIML, FOUR CORNERS, OR THE FUND.

SHAREHOLDER LETTER

        MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND &
                               INCOME FUND (MFD)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2008

Dear Shareholders:

The year 2007 and the first half of 2008 have been challenging for the financial markets and for many investors. Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long-term. We also believe that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to offer a wide range of investment products, including our family of closed-end funds, to help financial advisors give you the opportunity to meet your financial objectives. We have continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold contains detailed information about your investment in Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund.
It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by this report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to giving you up-to-date information about your investments so you and your financial advisor are always current on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen
-------------------------------------
James A. Bowen
President of Macquarie/First
Trust Global Infrastructure/Utilities
Dividend & Income Fund

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND

"AT A GLANCE"

AS OF MAY 31, 2008 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                      MFD
Common Share Price                                            $      23.94
Common Share Net Asset Value                                  $      22.90
Premium (Discount) to NAV                                             4.54%
Net Assets Applicable to Common Shares                        $207,183,331
Current Quarterly Distribution per Common Share (1)           $      0.425
Current Annualized Distribution per Common Share              $      1.700
Current Distribution Rate on Closing Common Share Price (2)           7.10%
Current Distribution Rate on NAV (2)                                  7.42%

COMMON SHARE PRICE & NAV(WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

             Market     NAV
             ------   ------
5/31/2007    $29.73   $30.46
6/8/2007     $27.64   $29.63
6/15/2007    $27.39   $29.75
6/22/2007    $27.09   $29.89
6/29/2007    $27.94   $30.27
7/6/2007     $27.49   $30.58
7/13/2007    $28.21   $30.68
7/20/2007    $28.92   $30.70
7/27/2007    $27.02   $29.02
8/3/2007     $25.81   $28.65
8/10/2007    $25.60   $28.32
8/17/2007    $23.55   $26.81
8/24/2007    $25.51   $27.68
8/31/2007    $26.32   $27.78
9/7/2007     $27.15   $27.62
9/14/2007    $27.00   $28.41
9/21/2007    $27.71   $28.87
9/28/2007    $26.53   $29.66
10/5/2007    $26.97   $29.95
10/12/2007   $27.55   $30.56
10/19/2007   $26.42   $29.88
10/26/2007   $27.23   $30.82
11/2/2007    $27.34   $31.03
11/9/2007    $27.10   $30.25
11/16/2007   $26.68   $29.81
11/23/2007   $22.73   $24.49
11/30/2007   $23.78   $25.03
12/7/2007    $25.44   $25.06
12/14/2007   $23.67   $24.62
12/21/2007   $23.31   $24.44
12/28/2007   $24.15   $24.78
1/4/2008     $24.62   $24.26
1/11/2008    $25.20   $24.15
1/18/2008    $25.26   $23.26
1/25/2008    $24.04   $23.13
2/1/2008     $26.18   $23.80
2/8/2008     $23.57   $22.89
2/15/2008    $22.90   $23.01
2/22/2008    $22.85   $22.72
2/29/2008    $23.45   $22.71
3/7/2008     $22.23   $21.37
3/14/2008    $21.19   $21.68
3/20/2008    $21.15   $21.18
3/28/2008    $20.78   $21.97
4/4/2008     $22.13   $22.81
4/11/2008    $21.50   $22.25
4/18/2008    $22.42   $23.01
4/25/2008    $23.97   $23.17
5/2/2008     $23.93   $23.35
5/9/2008     $23.60   $23.45
5/16/2008    $24.37   $23.70
5/23/2008    $24.00   $22.94
5/30/2008    $23.94   $22.91

PERFORMANCE AS OF MAY 31, 2008

                                                                           Average Annual
                                                                            Total Return
                                       6 Months Ended   1 Year Ended   Inception (3/25/2004)
                                          5/31/2008       5/31/2008         to 5/31/2008
                                       --------------   ------------   ---------------------
Fund Performance
NAV (3)                                    -5.07%          -4.23%             18.95%
Market Value (4)                            4.46%           2.58%             18.90%
Index Performance
S&P 500 Utilities Total Return Index       -1.75%           2.02%             17.82%

                                        % OF TOTAL
TOP 10 HOLDINGS                        INVESTMENTS
------------------------------------   -----------
SP AusNet                                  4.7%
Spark Infrastructure Group                 4.6
United Utilities plc                       4.3
Severn Trent plc                           3.8
Northland Power Income Fund                3.7
Babcock & Brown Infrastructure Group       3.4
Pembina Pipeline Income Fund               3.4
Enel SPA                                   3.2
Transurban Group                           3.1
Terna SPA                                  2.8
                                          ----
Total                                     37.0%
                                          ====

                                       % OF TOTAL
COUNTRY                                INVESTMENTS
------------------------------------   -----------
Senior Secured Loans                     27.4%(5)
Australia                                23.1
Canada                                   11.2
United Kingdom                           10.1
Italy                                     6.7
United States                             6.5
Spain                                     4.4
Germany                                   2.5
New Zealand                               1.9
Japan                                     1.8
Switzerland                               1.1
Austria                                   1.0
France                                    0.6
Cash/Cash Equivalents                     1.7
                                        -----
Total                                   100.0%
                                        =====

                                        % OF TOTAL
INDUSTRY CLASSIFICATION                INVESTMENTS
------------------------------------   -----------
Senior Secured Loans                       27.4%
Electric Utilities                         16.5
Gas Utilities                              16.0
Transportation Infrastructure              14.5
Water Utilities                            10.1
Multi-Utilities                             5.1
Power Generation                            3.7
Diversified Consumer Services               3.4
Energy Equipment & Services                 1.6
Cash/Cash Equivalents                       1.7
                                          -----
Total                                     100.0%
                                          =====

(1) Most recent distribution paid or of record through 5/31/08. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or of record through the six month period ended May 31, 2008 and then dividing by market price or NAV, as applicable, as of 5/31/08.

(3) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5)  The Senior Secured Loans are all United States loans.

                              PORTFOLIO COMMENTARY

                                  SUB-ADVISORS

Macquarie Capital Investment Management LLC ("Macquarie" or "MCIML") (formerly named Macquarie Fund Adviser, LLC) and Four Corners Capital Management, LLC ("Four Corners") are the Fund's Sub-Advisors. The Fund's Core Component is managed by MCIML and the Senior Loan Component is managed by Four Corners.

MCIML is a member of the Macquarie Group Limited, a world-leading infrastructure and utilities advisor. Macquarie Group Limited and its subsidiaries and affiliates worldwide ("Macquarie Group") had approximately $212 billion in assets under management as of March 31, 2008 and provide financial and investment banking services on an international basis. Macquarie Group is listed on the Australian Stock Exchange and had a total capitalization of approximately $15 billion as of May 31, 2008.

Four Corners was founded in 2001 by a team of investment professionals and an affiliate of Macquarie Group. Four Corners currently manages approximately $3.8 billion of assets (as of May 31, 2008), with an emphasis on senior secured floating-rate corporate loans ("Senior Loans"). The experienced professionals at Four Corners specialize in structuring and managing Senior Loan-based products for a global client base. With multiple investment products, Four Corners' clients include institutional investors, corporations, investment funds, high net-worth and retail investors.

                            PORTFOLIO MANAGEMENT TEAM

JON FITCH
CHIEF INVESTMENT OFFICER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC CO-PORTFOLIO MANAGER, MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (MFD)

Mr. Fitch has been active in the analysis of infrastructure and utilities stocks since 1997 and has over 19 years of business experience encompassing business management, equity analysis, strategic consulting and banking. Mr. Fitch is the Co-Portfolio Manager for the Core Component of MFD, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers. Mr. Fitch is also the portfolio manager for 14 additional infrastructure funds: another U.S. closed-end fund and 13 global infrastructure funds with similar strategies. From 1997 to 2000, Mr. Fitch led the equity research coverage of the infrastructure and utilities sector in Australia for Macquarie Securities Limited ("MSL"), a wholly owned subsidiary of Macquarie Bank Limited ("MBL"). From 2001 to 2003, Mr. Fitch was located in Hong Kong, where he was responsible for establishing a Hong Kong-based equity research team and research coverage for a number of Asian infrastructure and utility companies. Mr. Fitch returned to Australia in mid-2003, where he was responsible for coverage of Australian utilities and energy stocks for MSL. In February 2004, Mr. Fitch was named Chief Investment Officer for the Macquarie Capital Investment Management LLC. Mr. Fitch has a Bachelor of Commerce in Marketing from the University of NSW Sydney, a Masters of Business in Accounting and Finance from the University of Technology Sydney and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. Mr. Fitch is also a Fellow of the Financial Services Institute of Australasia.

JUSTIN LANNEN
PORTFOLIO MANAGER, MACQUARIE CAPITAL INVESTMENT MANAGEMENT LLC
CO-PORTFOLIO MANAGER, MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (MFD)

Mr. Lannen joined the Macquarie Capital Investment Management LLC investment team in March 2007 as a portfolio manager. Mr. Lannen is the Co-Portfolio Manager for the Core Component of MFD, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers. Mr. Lannen is also the portfolio manager for 8 additional infrastructure funds: another U.S. closed-end fund and 7 global infrastructure funds with similar strategies. Mr. Lannen has 11 years of experience in funds management as an analyst and portfolio manager. Prior to joining Macquarie, Mr. Lannen was the portfolio manager for the $A1.4 billion Colonial First State Industrial Share Fund. Mr. Lannen was at Colonial First State for 10 years, which included seven years in the Australian Equities team. Mr. Lannen had specific analyst responsibility for a number of industrial sectors, including infrastructure and utilities, which he covered from 2000 until departure in 2007. Prior to this, Mr. Lannen was a Japanese equities analyst and later a New Zealand equities analyst. Mr. Lannen has a Bachelor of Engineering (Chemical) from the University of Melbourne and a Bachelor of Commerce from the University of Melbourne. Mr. Lannen is a CFA charterholder.

MICHAEL P. MCADAMS
PRESIDENT AND CHIEF EXECUTIVE OFFICER, FOUR CORNERS CAPITAL MANAGEMENT, LLC CO-PORTFOLIO MANAGER, MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (MFD)

Mr. McAdams is responsible for overseeing Four Corners' investment and distribution activities and is co-portfolio manager for the Senior Loan Component of MFD. He has more than 29 years of experience in investment management and banking, all of which have been spent in leveraged finance. Prior to founding Four Corners, Mr. McAdams was with ING Capital

Advisors, LLC, ("ICA") from 1995 to 2001. Mr. McAdams was a founder of ICA and held the titles of President, Chief Executive Officer and Chief Investment Officer. Under his leadership, ICA completed over one dozen structured transactions and had over $7 billion in assets under management. Prior to ICA, Mr. McAdams was founding portfolio manager of the first retail senior floating rate loan fund, the Pilgrim Prime Rate Trust (NYSE: PPR), which he managed from its inception in 1988 through 1995. Mr. McAdams was previously employed by National Bank of Canada, where he was a member of one of the first teams to manage a non-originated U.S. corporate loan portfolio. Mr. McAdams began his banking career at Manufacturers Hanover Trust Company in New York. He received an MBA in Finance/Accounting from the University of California Los Angeles and dual BAs in Finance/Accounting and Eastern European Studies from California State University at Fullerton. Mr. McAdams has been an active member of the Loan Syndication and Trading Association and was its Chairman in 2001, its Vice Chairman in 2002 and has been a Board Member and/or served on committees reporting to the Board since 1998. Mr. McAdams received the 2006 Credit Investment News Outstanding Contribution award in the U.S. Loan Market.

ROBERT I. BERNSTEIN
CHIEF INVESTMENT OFFICER, FOUR CORNERS CAPITAL MANAGEMENT, LLC
CO-PORTFOLIO MANAGER, MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND (MFD)

Mr. Bernstein is responsible for managing Four Corners' investment process and is co-portfolio manager for the Senior Loan Component of MFD. He has over 16 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Mr. Bernstein was most recently a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He has earned the Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND

The investment objective of the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund ("MFD" or the "Fund") is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership and/or operation of infrastructure and utility assets and are expected to offer reasonably predictable income and attractive yields. The Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends.

Under normal market conditions, MFD will seek to invest more than 50% of the Fund's total assets outside the United States. These investments will focus on developed economies. MCIML believes that international diversity has two major benefits for investors:

     1. This diversity offers investors exposure to the fundamentals of different economies thereby affording an alternative to U.S.-domiciled investments; and

     2. By investing in carefully selected developed economies, MFD is expected to provide investors with exposure to a much broader range of infrastructure/utility businesses.

A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.

There can be no assurance that the Fund's investment objective will be achieved.

REVIEW OF INVESTMENT STRATEGY

The Fund is composed of two components: a component consisting primarily of equity and equity-like securities issued by infrastructure issuers ("Core Component"), and a component composed of infrastructure senior-secured floating-rate loans ("Senior Loan Component"). The Core Component was funded by the Fund's issuance of common shares, while the Senior Loan Component is funded by a commercial paper facility. This provides a unique leverage structure for the Fund, whereby the floating-rate nature of the commercial paper facility is intended to match to the floating-rate nature of the senior-secured loans. This is intended to hedge the Fund against rising interest rates.

MARKET RECAP

The six-month period that ended May 31, 2008 ("the Period") saw continued higher than usual levels of market volatility. During the Period, global equity markets increasingly focused on credit market concerns stemming from the defaults of sub-prime mortgages in the United States, the potential slowdown in U.S. and global economic growth, and the increasing prices of oil and food staples.

Within the infrastructure sector, markets have been particularly focused on companies with more sophisticated capital structures. The more highly leveraged stocks generally underperformed the market amidst the severe tightening in global liquidity and repricing of credit risk. Stocks that are perceived to be more exposed to global growth (such as airports and seaports) have generally lagged behind the market as well.

Infrastructure entities are typically of investment-grade credit quality and have long-dated debt programs. Both of these factors, in Macquarie's opinion, contribute to minimizing the impact of any widening credit spreads. Notwithstanding the stress in credit markets and volatility in equity markets, the operational performance of the infrastructure assets owned and/or operated by the holdings in the Fund's portfolio has met Macquarie's expectations, demonstrating the relative predictability and reliability of the cash flows that make the sector a potentially attractive investment proposition. As such, there has been a disconnect between asset operational performance and share price performance that has been driven both by general equity market weakness and by uncertainty with regards to some infrastructure companies that have higher-than-average levels of debt.

After particular weakness in January through March related to credit concerns, markets finished the Period on a positive note in April and May, as they continued to recover after the intervention of the U.S. Federal Reserve to oversee the sale of the Bear Stearns Companies Inc. and take a range of measures that have since been seen as important signals that central banks will act to ensure the stability of the financial system.

Currency markets also remained volatile as the U.S. dollar weakened against most major currencies as the U.S. Federal Reserve cut interest rates by a total of 250 basis points during the Period.

PERFORMANCE ANALYSIS:

     -    MFD generated a market value total return of 4.46%(1), for the period.

     - The Fund's net asset value ("NAV") total return was -5.07%(2) over the same period.

     - The S&P 500 Utilities Total Return Index (in U.S. dollars) returned -1.75% over the same period.

     - The Fund had distributions totaling $0.85 per share, representing an annualized distribution rate of 7.4%, based on the Fund's NAV and 7.1% based on the Fund's market price, each as of May 31, 2008.

The S&P 500 Utilities Total Return Index benefited from its large weighting to the integrated utilities that are exposed to relatively competitive markets. The utility stocks performed better than the wider equity markets, benefiting from higher energy prices, which flowed through into higher electricity prices. Investors also sought the large capitalization utilities as defensive investments in response to concerns over a U.S. economic slowdown. However, since the Fund is focused on "non-competitive" and non-commodity-sensitive types of infrastructure securities, the Fund lagged behind the Index through the Period.

The Electricity Utilities and Gas Utilities sectors provided the strongest performance for the Fund over the Period, while Fund's portfolio exposures to Transportation Infrastructure companies proved to be a drag on performance.

From a country perspective, the Fund's exposure to European (Spain, Switzerland, France, Austria and Italy) and American companies provided the most benefit to performance, while investments in Australia were the largest detractors.

----------
(1) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market price.

(2) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

The top-performing investments during the Period covered by this report included Red Electrica de Espana (Spain), Terna SPA (Italy), Kinder Morgan Energy Partners, L.P. (United States) and Enbridge Inc. (Canada).

The major detractors from performance were three of the Fund's Australian holdings: Transurban Group, Asciano Group and Babcock & Brown Infrastructure Group.

The Senior Loan Component is intended to help provide the Fund with a stable, floating-rate income stream over the Fund's floating-rate leverage cost from which to pay dividends. As floating-rate debt instruments whose interest rates are set at a credit spread (the risk premium) over short-term interest rates, senior loan income tends to rise and fall as short-term rates fluctuate, with an approximately 60 to 90 day lag. As a result of interest rate reductions and a decline in credit spreads leading up to the sub-prime crisis, the interest income on the Senior Loan Component has declined on an absolute basis. However, the base rate for the Fund's leverage facility has also declined, which is generally expected to occur in a fund with "matched" floating rate assets and leverage such as MFD.

The credit market dislocation that occurred in reaction to the sub-prime crisis had an impact on the prices of loans in the Senior Loan Component, which negatively impacted the Fund's NAV. As a reminder, most Senior Loans have no direct exposure to sub-prime assets. The last six months included some of the most volatile conditions in the Senior Loan market history, despite strong fundamental performance and low default rates during the Period.

While we are disappointed that loan prices declined, fundamental performance met expectations. We also believe that the recent market correction is healthy and good for the market overall. As the assets in the Fund prepay, we will reinvest the proceeds in either newly issued Senior Loans that we expect to be on better economic and structural terms than those which were issued prior to the loan market correction, or pre-correction Senior Loans at discounted dollar prices.

PORTFOLIO REVIEW BY COUNTRY

Over the Period, equity investments in the Core Component of MFD were focused on Australia, the U.K., and Canada (approximately 44% of the Fund's total investments as of May 31, 2008). The Fund's investments represent a diversified range of infrastructure assets, including water utilities, oil and gas pipelines, electricity and gas distribution and transportation infrastructure such as tollroads and airports.

AUSTRALIA

In Australia, the Fund's largest country allocation, the Fund has investments in a range of infrastructure companies, including toll road companies, energy infrastructure companies and diversified infrastructure companies. The Australian market was particularly weak during the Period, as a number of high profile companies mostly outside of the infrastructure sector fell victim to the tighter credit market conditions. The negative sentiment permeated the Australian market and weighed on a number of sectors, including financials, real estate and infrastructure.

The stocks with more sophisticated capital structures typically underperformed. Although the operational performance of the Australian holdings' infrastructure assets generally met Macquarie's expectations, the share prices themselves were volatile due to broad Australian equity market weakness and additional concerns regarding the capital structures employed by some of the Fund's Australian holdings.

NEW ZEALAND

The Canada Pension Plan Investment Board's (CPPIB) NZD $1.8 billion bid for a 40% stake in Auckland International Airport (AIA) was not approved by the New Zealand government, which stated that there was no benefit to the country from overseas control of what was deemed to be a strategic asset.

EUROPE

The Fund continues to hold positions across a number of European countries. The Fund increased its investment during the Period in German seaport company Hamburger Hafen und Logistik, while reducing its positions in Spain's Red Electrica de Espana and Enagas. The Fund's investments in the United Kingdom remain concentrated on the water utilities sector. During the period, the Fund benefited from the takeover of UK water company Kelda Group, which was completed in February 2008.

JAPAN

The Fund established a position in Tokyo Gas, the largest natural gas utility company in Japan.

UNITED STATES

The Fund's investments in the United States continue to focus on Master Limited Partnerships (MLPs) that own oil and gas pipeline and associated infrastructure assets, such as Magellan Midstream Partners L.P. and Kinder Morgan Energy Partners L.P. Macquarie believes that these investments offer relatively predictable and defensive cash flows, attractive yields and good growth prospects. The Fund exited positions in NuStar Energy L.P. and Duncan Energy Partners during the Period.

CANADA

The Fund established new positions in energy infrastructure companies Enbridge Inc. and TransCanada.

PORTFOLIO COMPOSITION

At the end of the Period, the Core Component represented 70.9% of the Fund's total investments, the Senior Loan Component 27.4%, and cash/cash equivalents represented 1.7%. With respect to the Core Component, the Fund had investments in 36 equity/equity-like securities issued by infrastructure issuers, providing both geographic and industry diversity. With respect to the Senior Loan Component, the Fund had invested in 35 senior-secured loan facilities spread across a number of infrastructure-related industries.

MARKET AND FUND OUTLOOK

The listed infrastructure sector may continue to be affected by broader market uncertainties, including those stemming from the ongoing stress in credit markets, which is likely to continue for some time to come. In the current environment, where there is additional focus on company balance sheets, Macquarie expects that some companies will reassess their capital structures. Indeed, since the end of the Period, the Australian infrastructure sector has seen the announcement by Transurban Group of a significant change in its capital management strategy. Sentiment towards the infrastructure sector in the Australian market is currently negative. Macquarie believes that, as is often the case in such situations, the market tends to overreact and sell down many other stocks.

In addition to credit uncertainties, it is likely that transportation infrastructure will be under ongoing scrutiny as investors continue to assess the impact of higher oil prices on underlying demand fundamentals. Macquarie is of the view that while there may be some short-term impact on demand, the actual impact on specific assets will be more driven by localized factors and that historical evidence with respect to roads and airports is that it will not materially change long-term usage patterns. Macquarie believes that the companies in which the Fund has invested have displayed satisfactory operational performance and that the fundamentals remain sound.

The Fund continues to invest in regulated assets such as electricity and gas distribution and water, which have predictable cash flows relative to other asset classes, relatively low exposure to economic growth and the ability to pass through inflation to their customers. Macquarie believes that the Fund is thus defensively positioned to weather the potentially slower growth and higher inflation environment that global markets are currently navigating.

Growth prospects for the infrastructure sector continue to be driven by the ongoing requirements for infrastructure investment around the globe. Macquarie also believes that both the privatization of existing, and the requirement for new infrastructure assets by governments around the world will continue to provide opportunities for the Fund, as governments seek to reduce their debt levels and improve essential services to their communities. Two examples during the Period were the announcements regarding the proposed leasing to private entities of the Pennsylvania Turnpike and Chicago's Midway Airport.

The Fund's investment strategy remains unchanged. The recent price weakness in the global equity markets has provided opportunities to selectively acquire positions in quality infrastructure companies at attractive price levels. Over time, Macquarie expects the Fund to exhibit lower volatility than the broader market due to the defensive characteristics of the companies in which it invests.

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a)
MAY 31, 2008 (UNAUDITED)

  SHARES                                   DESCRIPTION                                 VALUE
----------   -------------------------------------------------------------------   ------------
COMMON STOCKS - 78.3%
             AUSTRALIA - 32.7%
 1,690,911   Asciano Group .....................................................   $  7,030,381
   330,015   Australian Pipeline Trust .........................................        908,437
10,050,961   Babcock & Brown Infrastructure Group ..............................     10,039,052
 1,527,422   Challenger Infrastructure Fund, Class A ...........................      4,292,153
10,764,340   Envestra Ltd. .....................................................      7,459,234
   588,148   Hastings Diversified Utilities Fund ...............................      1,500,952
11,581,778   SP AusNet .........................................................     13,782,038
 7,940,000   Spark Infrastructure Group ........................................     13,622,405
 1,681,831   Transurban Group ..................................................      9,146,681
                                                                                   ------------
                                                                                     67,781,333
                                                                                   ------------
             AUSTRIA - 1.4%
    25,521   Flughafen Wien AG .................................................      2,934,927
                                                                                   ------------
             CANADA - 3.0%
   104,320   Enbridge, Inc. ....................................................      4,644,844
    41,000   TransCanada Corp. .................................................      1,615,902
                                                                                   ------------
                                                                                      6,260,746
                                                                                   ------------
             FRANCE - 0.8%
    15,158   Aeroports de Paris ................................................      1,683,751
                                                                                   ------------
             GERMANY - 3.6%
    85,624   Hamburger Hafen Und Logistik AG (b) ...............................      7,401,085
                                                                                   ------------
             ITALY - 9.4%
   828,000   Enel SPA ..........................................................      9,306,917
   321,300   Snam Rete Gas SPA .................................................      2,134,402
 1,785,000   Terna SPA .........................................................      8,108,840
                                                                                   ------------
                                                                                     19,550,159
                                                                                   ------------
             JAPAN - 2.5%
       358   East Japan Railway Co. ............................................      2,764,295
   639,155   Tokyo Gas Co. Ltd. ................................................      2,431,238
                                                                                   ------------
                                                                                      5,195,533
                                                                                   ------------
             NEW ZEALAND - 2.7%
 3,499,299   Auckland International Airport, Ltd. ..............................      5,685,895
                                                                                   ------------
             SPAIN - 6.3%
   179,540   Cintra Concesiones de Infraestructuras de Transporte SA ...........      2,762,455
    98,261   Enagas SA .........................................................      3,126,167
   100,000   Red Electrica de Espana ...........................................      7,078,627
                                                                                   ------------
                                                                                     12,967,249
                                                                                   ------------
             SWITZERLAND - 1.6%
     7,358   Flughafen Zuerich AG ..............................................      3,229,826
                                                                                   ------------


                    Page 8 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2008 (UNAUDITED)

  SHARES                                   DESCRIPTION                                 VALUE
----------   -------------------------------------------------------------------   ------------
COMMON STOCKS - (CONTINUED)
             UNITED KINGDOM - 14.3%
   450,329   Pennon Group plc ..................................................   $  5,784,997
   389,899   Severn Trent plc ..................................................     11,253,185
   846,994   United Utilities plc ..............................................     12,558,436
                                                                                   ------------
                                                                                     29,596,618
                                                                                   ------------
             TOTAL COMMON STOCKS
             (Cost $147,854,859) ...............................................    162,287,122
                                                                                   ------------
MASTER LIMITED PARTNERSHIPS - 9.2%
             UNITED STATES - 9.2%
    86,113   Amerigas Partners, L.P. ...........................................      2,951,954
    61,200   Enbridge Energy Partners, L.P. ....................................      3,078,360
    58,000   Energy Transfer Partners, L.P. ....................................      2,804,300
   100,050   Enterprise Products Partners, L.P. ................................      3,028,514
    54,000   Kinder Morgan Energy Partners, L.P. ...............................      3,141,180
   106,831   Magellan Midstream Partners, L.P. .................................      4,138,633
                                                                                   ------------
             TOTAL MASTER LIMITED PARTNERSHIPS
             (Cost $15,180,854) ................................................     19,142,941
                                                                                   ------------
CANADIAN INCOME TRUSTS - 12.9%
   843,300   Northland Power Income Fund .......................................     10,761,920
   560,549   Pembina Pipeline Income Fund ......................................     10,025,116
   467,560   The Consumers' Waterheater Income Fund ............................      5,816,266
                                                                                   ------------
             TOTAL CANADIAN INCOME TRUSTS
             (Cost $16,277,376) ................................................     26,603,302
                                                                                   ------------

 PRINCIPAL                                              RATINGS (c)                    STATED
   VALUE                    DESCRIPTION                 MOODY'S S&P      COUPON     MATURITY (d)      VALUE
----------   ---------------------------------------   -------------   ----------   ------------   -----------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (e) - 38.9%
             BROADCASTING & CABLE TV - 4.0%
$2,992,500   Charter Communications
                Operating, LLC. ....................     B1     B+     4.89%-4.90%    03/06/14       2,657,543
 2,942,456   CSC Holdings, Inc. ....................     Ba1   BBB-       4.34%       03/29/13       2,791,320
 3,000,000   UPC Distribution Holding B.V. .........     Ba3    B+        4.55%       12/31/14       2,812,500
                                                                                                   -----------
                                                                                                     8,261,363
                                                                                                   -----------
             ELECTRIC UTILITIES - 8.0%
 2,733,760   Astoria Generating Co.
                Acquisitions, LLC ..................     B1     BB-       4.66%       02/23/12       2,618,942
 2,970,056   Calpine Corp. .........................     B2     B+        5.58%       03/29/14       2,872,603
 3,973,196   Covanta Energy Corp. ..................     Ba2    BB     4.19%-6.25%    02/09/14       3,801,025
 2,098,500   Mirant North America, LLC .............     Ba2    BB        4.13%       01/03/13       2,027,349


                    See Notes to Financial Statements Page 9

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2008 (UNAUDITED)

 PRINCIPAL                                              RATINGS (c)                    STATED
   VALUE                    DESCRIPTION                 MOODY'S S&P      COUPON     MATURITY (d)      VALUE
----------   ---------------------------------------   -------------   ----------   ------------   -----------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (e) - (CONTINUED)
             ELECTRIC UTILITIES - (CONTINUED)
$3,677,330   NRG Energy, Inc. ......................     Ba1    BB     4.10%-4.20%    02/01/13     $ 3,528,398
 1,002,623   Riverside Energy Center, LLC ..........     Ba3     B        7.15%       06/24/11       1,002,623
   627,963   Rocky Mountain Energy
                Center, LLC ........................     Ba3     B     7.15%-7.25%    06/24/11         627,963
                                                                                                   -----------
                                                                                                    16,478,903
                                                                                                   -----------
             ENVIRONMENTAL & FACILITIES SERVICES - 1.6%
   405,997   EnergySolutions, LLC ..................   NR (f) NR (f)   4.68%-7.10%    06/07/13         393,816
 1,641,509   EnergySolutions, LLC ..................   NR (f) NR (f)      4.68%       08/09/13       1,592,264
 1,500,000   EnviroSolutions Real Property
                Holdings, Inc. .....................    Caa1    B-       11.50%       07/07/12       1,365,000
                                                                                                   -----------
                                                                                                     3,351,080
                                                                                                   -----------
             GAS UTILITIES - 0.9%
 2,000,000   Atlas Pipeline Partners, L.P. .........     Ba3    BB-       5.58%       07/27/14       1,962,500
                                                                                                   -----------
             HEALTH CARE FACILITIES - 4.4%
 2,962,500   HCA, Inc. .............................     Ba3    BB        4.95%       11/17/13       2,785,891
 2,915,455   Health Management
                Associates, Inc. ...................     Ba3    BB-       4.45%       02/28/14       2,703,562
 2,964,965   Lifepoint Hospitals, Inc. .............     Ba2    BB        4.27%       04/15/12       2,850,814
   897,285   Select Medical Corp. ..................     Ba2    BB-    4.63%-6.00%    02/24/12         831,111
                                                                                                   -----------
                                                                                                     9,171,378
                                                                                                   -----------
             HEALTH CARE SERVICES - 1.9%
 3,888,092   CHS/Community Health
                Systems, Inc. ......................     Ba3    BB     4.63%-4.90%    07/25/14       3,665,274
   198,904   CHS/Community Health
                Systems, Inc. (g) ..................     Ba3    BB      1.00% (h)     07/25/14         187,505
                                                                                                   -----------
                                                                                                     3,852,779
                                                                                                   -----------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 5.9%
 1,132,960   Bicent Power, LLC .....................     Ba3    BB-       4.70%       06/30/14       1,066,399
   951,812   Coleto Creek Power, L.P. ..............      B1    BB-       5.45%       06/28/13         862,976
 3,000,000   Dynegy Holdings, Inc. .................     Ba1    BB-       4.36%       04/12/13       2,837,250
 2,000,000   Longview Power, LLC ...................     Ba3    BB     4.94%-5.06%    02/28/14       1,760,000
 2,180,949   Northern Star Holdings II LLC
                and NSG Holdings II LLC ............     Ba2    BB        4.35%       06/15/14       2,017,378
 3,987,500   Texas Competitive Electric
                Holdings Company, LLC ..............     Ba3    B+     6.12%-6.48%    10/10/14       3,749,153
                                                                                                   -----------
                                                                                                    12,293,156
                                                                                                   -----------
             MANAGED HEALTH CARE - 2.7%
 2,942,985   Vanguard Health Systems, Inc. .........     Ba3    B+        5.13%       09/23/11       2,844,887
 2,980,797   IASIS Healthcare Corp. ................     Ba2    B+     4.36%-4.38%    03/15/14       2,819,336
                                                                                                   -----------
                                                                                                     5,664,223
                                                                                                   -----------


                   Page 10 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2008 (UNAUDITED)

 PRINCIPAL                                              RATINGS (c)                    STATED        MARKET
   VALUE                    DESCRIPTION                 MOODY'S S&P      COUPON     MATURITY (d)      VALUE
----------   ---------------------------------------   -------------   ----------   ------------   -----------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (e) - (CONTINUED)
             MULTI-UTILITIES - 1.4%
$3,000,000   KGEN, LLC .............................      Ba3   BB        4.50%       02/08/14     $ 2,853,750
                                                                                                   -----------
             OIL & GAS EQUIPMENT & SERVICES - 0.8%
 1,617,132   Targa Resources, Inc. .................      Ba3   B+     4.65%-4.70%    10/31/12       1,578,725
                                                                                                   -----------
             OIL & GAS EXPLORATION & PRODUCTION - 1.9%
 1,804,085   Plains Resources, Inc. ................      Ba2   BB        4.18%       08/12/11       1,731,921
 2,213,744   SemCrude, L.P. ........................      Ba2   NR     4.88%-4.90%    03/16/11       2,169,469
                                                                                                   -----------
                                                                                                     3,901,390
                                                                                                   -----------
             OIL & GAS REFINING, MARKETING & TRANSPORTATION - 1.4%
 3,000,000   Energy Transfer Equity, L.P. ..........      Ba2   NR        4.51%       02/08/12       2,911,608
                                                                                                   -----------
             PUBLISHING - 0.5%
   977,500   Quebecor Media, Inc. ..................      B1     B        4.71%       01/17/13         938,400
                                                                                                   -----------
             RAILROADS - 1.4%
 3,000,000   Railamerica Transportation Corp. ......      NR    NR        4.93%       08/14/08       2,910,000
                                                                                                   -----------
             WIRELESS TELECOMMUNICATION SERVICES - 2.1%
 2,475,000   Crown Castle Operating Co. ............      Ba3   BB+       4.20%       01/09/14       2,345,506
 2,084,250   Windstream Corp. ......................     Baa3   BBB    4.22%-5.50%    07/17/13       2,032,577
                                                                                                   -----------
                                                                                                     4,378,083
                                                                                                   -----------
             TOTAL SENIOR FLOATING-RATE TERM
                LOAN INTERESTS (e) .................
             (Cost $84,162,901)                                                                     80,507,338
                                                                                                   -----------

 PRINCIPAL                                                         STATED       MARKET
  VALUE                      DESCRIPTION                 COUPON   MATURITY      VALUE
----------   -----------------------------------------   ------   --------   ------------
SHORT TERM INVESTMENTS - 2.4%
             COMMERCIAL PAPER - 2.4%
 5,000,000   Elysian Funding LLC .....................    2.60%   06/02/08      4,999,639
                                                                             ------------
             TOTAL SHORT TERM INVESTMENTS
             (Cost $4,999,639) .......................                          4,999,639
                                                                             ------------
             TOTAL INVESTMENTS - 141.7% ..............                        293,540,342
             (Cost $268,475,629) (i)
             LOAN OUTSTANDING - (41.0)% ..............                        (85,000,000)
             NET OTHER ASSETS AND
                LIABILITIES - (0.7)% .................                         (1,357,011)
                                                                             ------------
             NET ASSETS - 100.0% .....................                       $207,183,331
                                                                             ------------


                    See Notes to Financial Statements Page 11

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
MAY 31, 2008 (UNAUDITED)

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security was purchased by the Fund in its initial public offering on November 2, 2007. As of May 31, 2008, this security had not paid a distribution; however, on March 31, 2008, it declared a distribution that will be payable on June 13, 2008, to shareholders of record on June 12, 2008.

(c) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

(d) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(e) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate.

(f) This Senior Loan Interest was privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

(g)  Delayed Draw Loan (See Note 2D in the "Notes to Financial Statements").

(h)  Represents commitment fee rate on Delayed Draw Loans.

(i)  Aggregate cost for federal income tax and financial reporting purposes.

NR   Not Rated


                    Page 12 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2008 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $268,475,629) ..................................................   $293,540,342
Cash ....................................................................        756,139
Prepaid expenses ........................................................         11,500
Receivables:
   Dividends ............................................................      1,500,660
   Investment securities sold ...........................................      1,963,579
   Interest .............................................................        515,326
                                                                            ------------
      Total Assets ......................................................    298,287,546
                                                                            ------------
LIABILITIES:
Payables:
   Outstanding loan .....................................................     85,000,000
   Investment securities purchased ......................................      4,866,517
   Investment advisory fees .............................................        746,466
   Interest and fees on outstanding loan ................................        259,299
   Audit and tax fees ...................................................         32,425
   Legal fees ...........................................................         31,239
   Administrative fees ..................................................         23,465
   Custodian fees .......................................................         22,515
   Printing fees ........................................................          4,961
   Transfer agent fees ..................................................          3,016
   Trustees' fees and expenses ..........................................            105
   Accrued expenses and other liabilities ...............................        114,207
                                                                            ------------
      Total Liabilities .................................................     91,104,215
                                                                            ------------
NET ASSETS ..............................................................   $207,183,331
                                                                            ============

NET ASSETS CONSIST OF:
Paid-in capital .........................................................   $172,388,590
Par value ...............................................................         90,462
Accumulated net investment income (loss) ................................     (7,919,974)
Accumulated net realized gain (loss) on investments sold and foreign
   currency transactions ................................................     17,385,764
Net unrealized appreciation (depreciation) on investments and foreign
   currency transactions ................................................     25,238,489
                                                                            ------------
NET ASSETS ..............................................................   $207,183,331
                                                                            ============

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ....   $      22.90
                                                                            ============

Number of Common Shares outstanding (unlimited number of Common Shares
   has been authorized) .................................................      9,046,178
                                                                            ============


                    See Notes to Financial Statements Page 13

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $282,966) ...........   $  5,212,276
Interest .........................................................      2,797,765
Other ............................................................        394,072
                                                                     ------------
   Total investment income .......................................      8,404,113
                                                                     ------------
EXPENSES:
Interest and fees on outstanding loan ............................      1,943,082
Investment advisory fees .........................................      1,479,003
Administrative fees ..............................................        139,020
Custodian fees ...................................................         75,002
Audit and tax fees ...............................................         32,840
Legal fees .......................................................         32,311
Printing fees ....................................................         23,004
Trustees' fees and expenses ......................................         19,199
Transfer agent fees ..............................................         17,062
Other ............................................................        152,735
                                                                     ------------
   Total expenses ................................................      3,913,258
                                                                     ------------
NET INVESTMENT INCOME ............................................      4,490,855
                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ...................................................     15,020,943
   Foreign currency transactions .................................       (265,732)
                                                                     ------------
Net realized gain (loss) .........................................     14,755,211
                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments ...................................................    (30,819,272)
   Foreign currency translation ..................................         81,803
                                                                     ------------
Net change in unrealized appreciation (depreciation) .............    (30,737,469)
                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ..........................    (15,982,258)
                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..   $(11,491,403)
                                                                     ============


                    Page 14 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SIX MONTHS
                                                                                ENDED
                                                                              5/31/2008     YEAR ENDED
                                                                             (UNAUDITED)    11/30/2007
                                                                            ------------   ------------
OPERATIONS:
Net investment income ...................................................   $  4,490,855   $ 11,951,569
Net realized gain (loss) ................................................     14,755,211     43,007,202
Net change in unrealized appreciation (depreciation) ....................    (30,737,469)    (4,695,685)
                                                                            ------------   ------------
Net increase (decrease) in net assets resulting from operations .........    (11,491,403)    50,263,086
                                                                            ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...................................................     (7,674,265)   (18,999,991)
Net realized gain .......................................................             --    (39,918,352)
                                                                            ------------   ------------
Total distributions to shareholders .....................................     (7,674,265)   (58,918,343)
                                                                            ------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from 35,263 and 30,679 Common Shares reinvested, respectively ..        800,840        824,641
                                                                            ------------   ------------
Total capital transactions ..............................................        800,840        824,641
                                                                            ------------   ------------
Net increase (decrease) in net assets ...................................    (18,364,828)    (7,830,616)
                                                                            ------------   ------------
NET ASSETS:
Beginning of period .....................................................    225,548,159    233,378,775
                                                                            ------------   ------------
End of period ...........................................................   $207,183,331   $225,548,159
                                                                            ============   ============
Accumulated net investment income (loss) at end of period ...............   $ (7,919,974)  $ (4,736,564)
                                                                            ============   ============


                    See Notes to Financial Statements Page 15

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations ....................   $   (11,491,403)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments .............................................    (1,306,041,262)
   Sales of investments .................................................     1,351,572,861
   Net amortization/accretion of premium/discount on investments ........          (146,583)
   Net realized gain on investments .....................................       (15,020,943)
   Net change in unrealized appreciation (depreciation) on investments ..        30,819,272

CHANGES IN ASSETS AND LIABILITIES:
   Decrease in dividends receivable (a) .................................           736,402
   Decrease in interest receivable ......................................           320,404
   Increase in prepaid expenses .........................................           (10,419)
   Increase in receivable for investment securities sold ................          (727,359)
   Decrease in payable for investment securities purchased ..............          (877,735)
   Decrease in interest and fees due on loan ............................          (164,123)
   Decrease in distributions payable ....................................       (43,612,827)
   Decrease in investment advisory fees payable .........................          (117,173)
   Decrease in audit and tax fees payable ...............................           (14,910)
   Increase in legal fees payable .......................................            18,257
   Decrease in printing fees payable ....................................           (27,191)
   Decrease in transfer agent fees payable ..............................              (148)
   Decrease in administrative fees payable ..............................            (1,743)
   Increase in custodian fees payable ...................................             1,203
   Decrease in trustees' fees and expenses payable ......................           (10,425)
   Increase in accrued expenses and other liabilities ...................            95,835
                                                                            ---------------
CASH PROVIDED BY OPERATING ACTIVITIES ...................................                     $ 5,299,990

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Common Shares reinvested ..................................           800,840
Distributions to Common Shareholders ....................................        (7,674,265)
Issuances of loan .......................................................        85,000,000
Repayments of loan ......................................................       (84,000,000)
                                                                            ---------------
CASH USED FOR FINANCING ACTIVITIES ......................................                      (5,873,425)
                                                                                              -----------
Decrease in cash ........................................................                        (573,435)
Cash at beginning of period .............................................                       1,329,574
                                                                                              -----------
Cash at end of period ...................................................                     $   756,139
                                                                                              ===========
SUPPLEMENTAL DISCLOSURE OF CASHFLOW INFORMATION:
Cash paid during the period for interest and fees .......................                     $ 2,107,205

----------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $81,803.


                    Page 16 See Notes to Financial Statements

MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      SIX MONTHS
                                                        ENDED         YEAR        SIX MONTHS       YEAR        YEAR        PERIOD
                                                      5/31/2008       ENDED         ENDED         ENDED       ENDED         ENDED
                                                     (UNAUDITED)   11/30/2007   11/30/2006(a)   5/31/2006   5/31/2005   5/31/2004(b)
                                                     -----------   ----------   -------------   ---------   ---------   ------------
Net asset value, beginning of period .............   $  25.03       $  25.99     $  24.04       $  23.43    $  19.24    $  19.10(c)
                                                     --------       --------     --------       --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ............................       0.50           1.33         0.90           1.61        1.23        0.11
Net realized and unrealized gain (loss) ..........      (1.78)          4.25         3.39           1.28        4.65        0.07
                                                     --------       --------     --------       --------    --------    --------
Total from investment operations .................      (1.28)          5.58         4.29           2.89        5.88        0.18
                                                     --------       --------     --------       --------    --------    --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ............................      (0.85)         (2.11)       (0.66)         (1.65)      (1.69)         --
Net realized gain ................................         --          (4.43)       (1.68)         (0.63)         --          --
                                                     --------       --------     --------       --------    --------    --------
Total distributions ..............................      (0.85)         (6.54)       (2.34)         (2.28)      (1.69)         --
                                                     --------       --------     --------       --------    --------    --------
Common Share offering costs charged to
   paid-in capital ...............................         --             --           --             --          --       (0.04)
                                                     --------       --------     --------       --------    --------    --------
Net asset value, end of period ...................   $  22.90       $  25.03     $  25.99       $  24.04    $  23.43    $  19.24
                                                     ========       ========     ========       ========    ========    ========
Market value, end of period ......................   $  23.94       $  23.78     $  23.93       $  21.04    $  20.87    $  17.70
                                                     ========       ========     ========       ========    ========    ========
TOTAL RETURN BASED ON NET ASSET VALUE (d)(e) .....      (5.07)%        21.87%       18.22%         13.50%      32.15%       0.73%
                                                     ========       ========     ========       ========    ========    ========
TOTAL RETURN BASED ON MARKET VALUE (e)(f) ........       4.46%         25.75%       24.37%         11.52%      27.96%     (11.50)%
                                                     ========       ========     ========       ========    ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............   $207,183       $225,548     $233,379       $215,861    $210,388    $172,799
Ratio of total expenses to average net assets ....       3.73%(g)       3.63%        3.97%(g)       3.59%       2.78%       1.47%(g)
Ratio of total expenses to average net assets,
   excluding interest expense and fees ...........       1.89%(g)       1.73%        1.73%(g)       1.79%       1.78%        N/A
Ratio of net investment income to
   average net assets ............................       4.28%(g)       4.65%        6.94%(g)       6.73%       5.65%       3.14%(g)
Portfolio turnover rate ..........................         10%            53%          14%            60%         43%          0%
DEBT:
Loan outstanding (in 000's) ......................   $ 85,000       $ 84,000     $ 83,500       $ 83,000    $ 75,000         N/A
Asset coverage per $1,000 of indebtedness (h) ....   $  3,437       $  3,685     $  3,795       $  3,601    $  3,805         N/A

----------
(a)  The Fund's fiscal year end was changed from May 31 to November 30.

(b) Initial seed date of March 16, 2004. The Fund commenced operations on March 25, 2004.

(c)  Net of sales load of $0.90 per Common Share on initial offering.

(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(e)  Total return is not annualized for periods less than one year.

(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(g)  Annualized.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.

N/A  Not applicable.


                    See Notes to Financial Statements Page 17

NOTES TO FINANCIAL STATEMENTS

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2008 (UNAUDITED)

                               1. FUND DESCRIPTION

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol MFD on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of this objective, the Fund seeks to manage its investments and expenses so that a significant portion of its distributions to the Fund's Common Shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) in the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially effect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("FAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of December 1, 2007, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described as follows:

     -    Level 1 - quoted prices in active markets for identical securities

     -    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     -    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2008 (UNAUDITED)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of May 31, 2008 is as follows:

                                                    INVESTMENTS
VALUATION INPUTS                                   IN SECURITIES
----------------                                   -------------
Level 1 - Quoted Prices - Investments ..........    $208,033,365
Level 2 - Other Significant Observable Inputs ..      85,506,977
Level 3 - Significant Unobservable Inputs ......              --
                                                    ------------
TOTAL ..........................................    $293,540,342
                                                    ============

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

B. REPURCHASE AGREEMENTS:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2008 (UNAUDITED)

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Distributions received from the Fund's investments in Master Limited Partnerships ("MLP") generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in a MLP generally are recorded as dividend income.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At May 31, 2008, the Fund had no when-issued or delayed-delivery purchase commitments.

D. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund had unfunded delayed draw loan commitments of approximately $198,904 as of May 31, 2008. The Fund is obligated to fund these loan commitments at the borrower's discretion. Net unrealized depreciation of $9,044 from these commitments is included in "Investments, at value" on the Statement of Assets and Liabilities.

E. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations. Unrealized appreciation of $173,776 from dividends receivable in foreign currencies are included in "Dividends receivable" on the Statement of Assets and Liabilities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. On December 11, 2006, the Fund's Board of Trustees adopted a level distribution plan for the Fund. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of distributions paid during the fiscal year ended November 30, 2007 was as follows:

Distributions paid from:

Ordinary Income ........................   $18,999,991
Long-Term Capital Gain .................    39,918,352

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2008 (UNAUDITED)

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ..........   $ 1,082,220
Undistributed Long-Term Capital Gains ..    42,393,449
Net Unrealized Appreciation ............    54,054,217

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

POST-OCTOBER LOSSES. Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2007, the Fund intends to elect to defer net realized currency losses incurred from November 1, 2007 through December 31, 2007 of $41,060.

In June 2006, Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 ("FIN 48"), was issued and is effective for fiscal years beginning after December 15, 2006. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of May 31, 2008, management has evaluated the application of FIN 48 to the Fund, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Fund's financial statements.

H. EXPENSES:

The Fund will pay all expenses directly related to its operations.

I. ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund's Total Assets up to and including $250 million and 0.35% of the Fund's Total Assets over $250 million. Total Assets are generally defined as average daily total assets (including any principal amount of any borrowings) minus the Fund's accrued liabilities (excluding the principal amount of any borrowings or indebtedness incurred).

Macquarie Capital Investment Management LLC ("MCIML") and Four Corners Capital Management, LLC ("Four Corners") serve as the Fund's sub-advisors and manage the Fund's portfolio subject to First Trust's supervision. MCIML manages the Core Component and, for its portfolio management services, MCIML is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to MCIML. If the Fund's Total Assets are greater than $250 million, MCIML receives an annual portfolio management fee of 0.65% for that portion of the Fund's Total Assets over $250 million. In addition, to the extent that MCIML invests a portion of the Core Component in unlisted securities ("Core Unlisted Instruments"), MCIML is entitled to receive a supplemental fee of 0.60% of that portion of the Fund's Total Assets invested in Core Unlisted Instruments. Four Corners manages the Senior Loan Component and, for its portfolio management services, Four Corners is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund's Total Assets allocated to Four Corners.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2008 (UNAUDITED)

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Chairman of the Audit Committee is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities with such compensation paid by the trusts in First Trust Fund Complex and divided among these trusts. Also, effective January 1, 2008, the Lead Independent Trustee and each committee chairman will serve two year terms.

For the six months ended May 31, 2008 the Fund paid brokerage commissions to Macquarie Capital (USA) Inc. (formerly Macquarie Securities (USA) Inc.), an affiliate of MCIML, totaling $3,790.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended May 31, 2008, were $30,566,078, and $79,195,196, respectively.

As of May 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $41,338,397 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $16,273,684.

                                5. COMMON SHARES

As of May 31, 2008, 9,046,178 of $0.01 par value Common Shares were issued and outstanding. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

                   6. REVOLVING CREDIT AND SECURITY AGREEMENT

The Fund entered into a Revolving Credit and Security Agreement with CRC Funding, LLC, as conduit lender, and Citigroup North America, Inc., as secondary lender, which provides for a revolving credit facility to be used as leverage for the Fund and is scheduled to terminate on May 15, 2009 and may be renewed annually. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Revolving Credit and Security Agreement is $95,000,000. For the six months ended May 31, 2008, the average amount outstanding was $85,896,175. The high and low annual interest rates during the six months ended May 31, 2008, were 5.23% and 2.70%, respectively, and the weighted average interest rate was 3.97%. The annual interest rate in effect at May 31, 2008 was 2.71%. Effective May 21, 2007, the Fund pays a program fee of 0.23% and a liquidity fee of 0.10% per year. Such expenses are included in "Interest and fees on outstanding loan" on the Statement of Operations.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2008 (UNAUDITED)

                             8. RISK CONSIDERATIONS

INDUSTRY CONCENTRATION RISK: The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of Infrastructure Issuers. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure Issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program, or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

NON-U.S. RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

CURRENCY RISK: Currency risk is the risk that the value of a non-U.S. investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund does not currently intend to reduce or hedge its exposure to non-U.S. currencies other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies and to hedge forward commitments.

SENIOR LOAN RISK: In the event a Borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. The value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

ADDITIONAL INFORMATION

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2008 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710 in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2008 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust/Gallatin Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund and Shareholders of the Preferred Shares of First Trust Tax-Advantaged Preferred Income Fund, was held on April 14, 2008. At the Annual Meeting, Trustee Robert F. Keith was elected for a three-year term. The number of votes cast in favor of Mr. Keith was 8,296,460, the number of votes against was 103,005 and the number of abstentions was 611,450.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY CONTRACTS

The Board of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend and Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor"), the Investment Sub-Advisory Agreement (the "Macquarie Sub-Advisory Agreement") among the Fund, the Advisor and Macquarie Capital Investment Management LLC ("Macquarie") and the Investment Sub-Advisory Agreement (the "Four Corners Sub-Advisory Agreement" and together with the Macquarie Sub-Advisory Agreement, the "Sub-Advisory Agreements") among the Fund, the Advisor and Four Corners Capital Management, LLC ("Four Corners"), at a meeting held on March 3, 2008. Macquarie and Four Corners are each referred to herein as a "Sub-Advisor" and collectively as the "Sub-Advisors." The Sub-Advisory Agreements are referred to herein together with the Advisory Agreement as the "Agreements." The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisors in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisors (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged by investment advisors and sub-advisors to comparable funds and as compared to fees charged to other clients of the Advisor and the Sub-Advisors; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisors; any fall out benefits to the Advisor and the Sub-Advisors; and information on the Advisor's and the Sub-Advisors' compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisors. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisors are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisors under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisors. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2008 (UNAUDITED)

monitoring the Sub-Advisors' compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreements, the Board received presentations from representatives of both Macquarie and Four Corners discussing the services that each Sub-Advisor provides to the Fund and how the Sub-Advisor meets the Fund's investment objectives. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisors under the Agreements have been and are expected to remain satisfactory and that each Sub-Advisor has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of one peer group selected by Lipper and a second peer group selected by the Advisor. The Board discussed with representatives of the Advisor the differences between the two peer groups and the limitations in creating a relevant peer group for the Fund, including the difficulties in comparing (i) funds using different types of leverage and
(ii) funds with both a senior loan component and a core equity portfolio, such as the Fund, with other loan participation funds. Based on the information provided, the Board noted that the Fund's management fees were in the fifth quintile of both the Lipper peer group and the Advisor peer group and that the Fund's expense ratio was in the fifth quintile of both the Lipper peer group and the Advisor peer group. The Board also considered the sub-advisory fee rates under each of the Macquarie Sub-Advisory Agreement and the Four Corners Sub-Advisory Agreement and how they related to the overall management fee structure of the Fund. Finally, the Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to two closed-end senior loan funds. The Board also considered information provided by each Sub-Advisor as to the fees it charges to other clients.

The Board also considered the Fund's performance for the one-, two- and three year periods, as applicable, ended September 30, 2007, as compared to the performance of a relevant blend of benchmark indices and to a performance group selected by Lipper. The Board considered the difficulty in creating a relevant performance group for the Fund given its unique strategy and asset mix. The Board noted that the Fund's performance was in the first quintile of the performance group for all periods and that the Fund outperformed its benchmark for the one-year period. The Board also considered performance data provided by the Advisor for the one-year and since-inception periods ended December 31, 2007, and considered an analysis prepared by the Advisor on benefits provided by the Fund's leverage. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the Lipper peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. The Board concluded that the Fund's performance was satisfactory.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisors under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that while the advisory fee includes a breakpoint, the overall fee structure is not designed to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2007, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be attenuated.

The Board considered that Macquarie's investment services expenses are generally fixed. The Board noted that Macquarie had grown significantly during the past year, including adding new personnel, and also noted that Macquarie plans to add additional resources over the next year. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Macquarie, an unaffiliated third party. The Board also considered data provided by Macquarie as to its overall profitability, noting that Macquarie does not calculate its profitability with respect to the Fund separately. The Board noted the inherent limitations in this profitability analysis

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                            MAY 31, 2008 (UNAUDITED)

and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of Macquarie appeared to be not excessive in light of the services provided to the Fund. The Board considered the fall-out benefits realized by Macquarie from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements.

The Board considered that Four Corners' investment services expenses are primarily fixed, and that Four Corners had added personnel in the past year to improve the quality and consistency of services and anticipated continued investments in personnel and systems. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Four Corners, an unaffiliated third party. The Board also considered data provided by Four Corners as to the profitability of the Four Corners Sub-Advisory Agreement to Four Corners, noting that the method used to allocate expenses was not a typical practice of Four Corners. The Board noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Four Corners Sub-Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board noted that Four Corners does not maintain any soft-dollar arrangements and that Four Corners indicated that it does not receive any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

                       This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

INVESTMENT SUB-ADVISORS
   Macquarie Capital Investment Management LLC
   125 West 55th Street
   New York, NY 10019

   Four Corners Capital Management LLC
   515 South Flower Street, Suite 1600
   Los Angeles, CA 90071

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not Applicable.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund


By (Signature and Title)* /s/ James A. Bowen
                          --------------------------------------
                          James A. Bowen, Chairman of the Board,
                          President and Chief Executive Officer
                          (principal executive officer)

Date: July 17, 2008
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          --------------------------------------
                          James A. Bowen, Chairman of the Board,
                          President and Chief Executive Officer
                          (principal executive officer)

Date: July 17, 2008
      -------------

By (Signature and Title)* /s/ Mark R. Bradley
                          ---------------------------------------
                          Mark R. Bradley, Treasurer, Controller,
                          Chief Financial Officer and Chief
                          Accounting Officer
                          (principal financial officer)

Date: July 17, 2008
      -------------

* Print the name and title of each signing officer under his or her signature.